ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2025
Credit Loss [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 4 －ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of December 31,
	2024	2025
Accounts receivable	$66,058,775	$70,502,399
Accounts receivable, related parties	928,951	5,763,509
	66,987,726	76,265,908
Less: allowance for expected credit losses	(59,124)	(255,199)
Accounts receivable, net	$66,928,602	$76,010,709

The following table presents the activities in the allowance for expected credit losses:

	As of December 31,
	2024	2025
Balance at beginning of year	$128,312	$59,124
Allowance for expected credit losses	3,007	196,075
Written-off allowance during the year	(71,667)	-
Foreign translation adjustment	(528)	-
Balance at end of year	$59,124	$255,199

The Company generally conducts its business with creditworthy third parties in export sales and leather trading, by offering the credit terms ranging from 7 to 115 days. The Company determines, on a continuing basis, the probable losses and an allowance of expected credit losses, based on several factors including internal risk ratings, customer credit quality, payment history, historical bad debt/write-off experience and forecasted economic and market conditions. Accounts receivables are written off after exhaustive collection efforts occur and the receivable is deemed uncollectible. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant.

For the years ended December 31, 2023, 2024 and 2025, the Company evaluated the probable losses on accounts receivable and recorded the provision for allowance for expected credit losses of $102,010, $3,007 and $196,075, respectively.